Exhibit 99.3

FORBES ENERGY SERVICES LTD.

AUDIT COMMITTEE CHARTER

Effective August 12, 2011

Composition

There shall be a committee of the Board of Directors (the “Board”) of Forbes Energy Services Ltd. (the “Company”) to be known as the Audit Committee (the “Committee”), which shall be comprised solely of directors appointed by the Board at the annual meeting of the Board held in conjunction with the annual shareholders meeting or at any other meeting of the Board. The Committee’s chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

Each member of the Committee shall meet the independence requirements of the NASDAQ Stock Market (“NASDAQ”), the Toronto Stock Exchange (the “TSX”), the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”), by the Canadian securities regulatory authorities (the “Canadian Commission”) and any other applicable regulation (collectively, the “Applicable Regulations”). If any member of the Committee ceases to meet the requirements discussed above, such member will not be able to serve as a member of the Committee for such time as they fail to meet such requirements, and will resign or be suspended or removed from the Committee by the Board. Once appointed by the Board, members of the Committee shall, except for any period of suspension, hold office until their successors are duly elected and qualified or until their earlier resignation, removal or death.

The Committee chairperson shall have such accounting or related financial management expertise as is required by Applicable Regulations. Each Committee member shall be able to read and fundamentally understand financial statements, including the balance sheet, income statement and cash flow statement and at least one Committee member shall be a “financial expert” in compliance with the criteria established by Applicable Regulations. The existence of such member shall be disclosed in periodic filings as required by Applicable Regulations.

Statement of Policy

Consistent with the duties set forth below, the Committee shall assist the Board in fulfilling the Board’s oversight responsibilities related to the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, and the Company’s system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee and the Company’s independent auditors, internal accounting personnel and management of the Company.

Authority

In assisting the Board in discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company, to retain outside counsel or other experts for this purpose, and to set and pay the compensation for the Company’s independent auditor and any advisors employed by the Committee. The Committee is also empowered to pay ordinary administrative expenses resulting from the carrying out of the Committee’s duties. All employees are directed to cooperate as requested by the Committee or any of its members for Committee purposes. The Committee may request any officer or employee of the Company, the Company’s outside counsel or the Company’s independent auditor to attend a meeting of the Committee or to meet with any Committee member or any consultants to the Committee.

Meetings

The Committee shall meet at least once during each fiscal quarter, and as many additional times as the Committee shall deem necessary or appropriate. Each regularly scheduled meeting shall conclude with an executive session of the Committee absent members of management and on such terms and conditions as the Committee may elect. To foster open communication, the Committee shall meet periodically with management, the director of the internal auditing function, if applicable, and the independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee shall also meet quarterly with the independent auditors and management to discuss the annual audited and quarterly financial statements and the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Minutes

The Committee shall designate a secretary, who shall prepare or cause to be prepared the minutes of each meeting and cause such minutes, as approved by the Committee, to be filed with the corporate records of the Company. The secretary shall send, or cause to be sent, copies of such minutes to each of the members of the Committee and to each of the members of the Board who are not members of the Committee. Best efforts will be used to circulate the minutes to the Board prior to the Committee making its report to the Board.

Duties

The Board believes that the policies and procedures of the Committee should remain flexible, to best react to changing conditions and circumstances. The Committee shall take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior. In addition to specific assignments that the Board may direct the Committee to carry out from time to time, the Committee shall be charged with, and have the power and authority of the Board, to perform the following duties and to fulfill the following responsibilities:

•	oversee the Company’s financial reporting process on behalf of the Board and report the results of the Committee’s activities to the Board. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The internal audit department, or third-party professionals performing such function, are responsible for performing internal audit tasks, including testing of procedures and controls. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements;

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the appointment, retention, termination, compensation and oversight of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the listed issuer, and each such registered public accounting firm must report directly to the Committee.

•	make a recommendation to the Board with respect to the appointment, retention, termination and compensation of the internal auditors, or third-party professionals performing such function;

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directly oversee the work of the independent auditors and the internal auditing department, including resolution of any unresolved disagreements between management and the independent auditor regarding financial reporting;

•	review and evaluate the performance of the lead partner of the Company’s independent auditor team and ensure the rotation of the audit engagement team as set forth in the Applicable Regulations;

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pre-approve all audit and non-audit services provided by the independent auditors and refrain from engaging the independent auditors to perform any specific non-audit services prohibited by law or regulation to be performed by the independent auditor in such circumstances;

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delegate, at the Committee’s option, pre-approval authority to a Committee member whose decisions shall be presented to the full Committee at its next scheduled meeting in the event of such a delegation;

•	at least annually, obtain and review a report by the independent auditor describing:

•	the independent auditor’s internal quality control procedures;

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any material issues raised by the most recent internal quality control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues;

•	all relationships between the independent auditor and the Company (to assess the auditor’s independence); and

•	any other matter that then current accounting requirements mandate;

•	set clear hiring policies for employees or former employees of the independent auditor that comply with all Applicable Regulations;

•	discuss with the internal auditors, if applicable, and the independent auditor the overall scope and plans for their respective audits, including the adequacy of staffing and compensation;

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discuss with management, the internal auditors, if applicable, and the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function and the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risk, and the Company’s legal and ethical compliance programs, and make recommendations to management with respect thereto;

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meet separately with management, the internal auditors, if applicable, and the independent auditor to discuss issues and concerns warranting the attention of the Committee. The Committee shall provide sufficient opportunity for the internal auditors, if applicable, and the independent auditor to meet privately with the members of the committee. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response;

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obtain a report from the independent auditor, before the filing of its audit report with the SEC, the TSX and applicable securities regulatory authorities, on all critical accounting policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management;

•	review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditor’s report on management’s assertion;

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discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies by discussing generally the types of information to be disclosed and the type of presentation to be made in connection therewith;

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review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditor before the filing of the Company’s quarterly reports in compliance with SEC, Canadian Commission, NASDAQ and TSX rules. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards;

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review with management and the independent auditor the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s annual report before the filing of such report in compliance with SEC, Canadian Commission, NASDAQ and TSX rules, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements;

•	discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards;

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establish procedures for the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters;

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review with the Company’s counsel legal compliance matters, including corporate securities trading policies and any legal matter that could have a significant impact on the Company’s financial statements and receive and consider Company legal counsel’s reports of evidence of a material violation of securities laws or breaches of fiduciary duty;

•	prepare the report required by the regulations of the SEC and Canadian Commission to be included in the Company’s annual proxy statement;

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periodically review with the internal audit director, if applicable, any significant difficulties, disagreements with management or scope restrictions encountered in the course of the internal audit operations and review at least annually the internal audit charter or the engagement terms entered into with third-party professionals performing the internal audit function, recommending any necessary changes; and

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review with the independent auditor, the internal auditing department, if applicable, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. In connection with such annual evaluation, the Committee shall review, update and assess the adequacy of this Charter and make recommendations with respect to proposed changes to the Board for its approval.

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